SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2004

DATATRAK International, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-20699	34-1685364

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6150 Parkland Boulevard, Mayfield Heights, Ohio		44124

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:      (440) 443-0082

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1 PRESS RELEASE

Item 12. Results of Operations and Financial Condition.

On May 11, 2004, DATATRAK International, Inc. (the “Company”) issued a press release relating to the Company’s earnings for the three ended March 31, 2004. A copy of the press release is attached to this report as Exhibit 99.1.

In addition, on May 11, 2004, the Company held an earnings conference call relating to its financial results for the three months ended March 31, 2004. The full transcript of the call is attached hereto as Exhibit 99.2 to this report.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATATRAK INTERNATIONAL, INC.
Date: May 17, 2004	By:	/s/ Terry C. Black
Terry C. Black
Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary

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EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release, dated May 11, 2004.

99.2	Transcript of May 11, 2004 earnings conference call.

E-1